TRANSAMERICA LANDMARKSM NY VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Separate Account VA BNY

Supplement Dated November 10, 2014

to the

Prospectus dated May 1, 2014

Effective on or about close of business November 7, 2014, based upon the underlying fund portfolio merger, the following subaccount will merge:

Existing Subaccount	Acquiring Subaccount
TA Vanguard ETF Portfolio – Aggressive Growth	TA Vanguard ETF Portfolio – Growth

Effective on or about November 10, 2014, based on changes to the underlying fund portfolio, the following changes apply to the TA PIMCO Real Return TIPS subaccount:

OLD SUBACCOUNT NAME	OLD PORTFOLIO NAME	OLD ADVISOR/SUBADVISOR
TA PIMCO Real Return TIPS – Service Class	Transamerica PIMCO Real Return TIPS VP – Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks maximum real return consistent with preservation of real capital and prudent investment management.

NEW SUBACCOUNT NAME	NEW PORTFOLIO NAME	NEW ADVISOR/SUBADVISOR
TA PineBridge Inflation Opportunities – Service Class	Transamerica PineBridge Inflation Opportunities VP – Service Class	PineBridge Investments LLC
Investment Objective: Seeks maximum real return, consistent with appreciation of capital.

Effective on or about November 10, 2014, the Fund Facilitation Fee for the TA BlackRock Global Allocation subaccount (0.10%) will no longer be applied. All reference to this fee with regards to the TA BlackRock Global Allocation subaccount in the prospectus is hereby deleted.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica LandmarkSM NY Variable Annuity dated May 1, 2014